Exhibit 99.1

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Annual Meeting

April 26, 2005

The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or comparable words.  In addition, all statements other than statements of historical facts that address activities that Tipperary expects or anticipates will or may occur in the future are forward-looking statements.  You are encouraged to read the SEC reports of Tipperary, particularly its Form 10-K for the Fiscal Year Ended December 31, 2004, for meaningful cautionary language disclosing why actual results may vary materially from those anticipated by management.

Overview

•                  AMEX listed company (TPY)

•                  Offices in Denver, Houston and Brisbane, Australia

•                  62 employees; 13 in the U.S. and 49 in Australia

•                  Focused on Coalseam Gas and Conventional Natural Gas

•                  41,355,994 shares outstanding

Tipperary Corporation
Operating Results (in thousands)

	2004	2003	2002
Revenues
Australia	$8,498	$6,235	$4,506
United States	8	18	434
Total	8,506	6,253	4,940
Operating costs and expenses	(16,421)	(13,537)	(7,060)
Operating loss	(7,915)	(7,284)	(2,120)

Net loss	$(15,388)	$(15,369)	$(4,811)

Tipperary Corporation
Balance Sheet (in thousands)

	12/31/04	12/31/03
Current Assets	$6,290	$4,925
PP&E
Cost	149,084	125,134
Accumulated DD&A	(9,833)	(8,078)
	139,251	117,056
Non-current Assets	5,143	1,627
Total Assets	$150,684	$123,608

Current Liabilities	$3,738	$4,287
L-T Debt - Related Parties	17,000	74,126
L-T Debt	91,352	—
Other L-T Debt	273	268
Minority Interest	—	418
Stockholders’ Equity	38,321	44,509
Total Liabilities and Equity	$150,684	$123,608

Areas of Operation

[GRAPHIC]

	Gross Acreage	3P	PV10
	(in thousands)	(Bcfe)	($ in millions)
Lay Creek	92	221	161
Frenchman	162	17	27
Republican	170	13	18
Stateline	113	10	14
Sand Hill	51	19	27
Total	588	280	247

[GRAPHIC]

	Gross Acreage	3P	PV10
	(in thousands)	(Bcf)*	($ in millions)
Comet Ridge / Bandanna	1,231	3,400	643
Rewan, Walloon & Wallabella	68	445	200
Total	1,299	3,845	843

* Fairview/Bandanna reserves based on Schlumberger reserve report as of 1/1/05, assuming $2.00/Mcf; Rewan, ATP 655 / Walloon and Wallabella based on the Company’s estimates

Australia Summary

•                  Litigation resolution

•                  Reserve overview

•                  Maps of Comet Ridge Project

•                  Market demand

•                  Production and capacity

•                  2005 plans

•                  Economics

Litigation Resolution

Tri-Star Petroleum Settlement finalized Dec. 17, 2004

•                  Tri-Star relinquished all claims to operatorship

•                  Tri-Star assigned to Tipperary substantially all of its rights in Comet Ridge, including its 2.25% working interest

•                  Tipperary paid Tri-Star $5 million, plus royalty equal to 1.5% of total project revenue

Tipperary’s Total Estimated
Reserves in Australia

	Net Volumes (Bcf)		PV10 (MM$)
	2004	2003	2004	2003

Proved	578	540	$174	$139

Probable	787	511	$175	$167

Possible	2,480	2,627	$486	$286

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC’s guidelines strictly prohibit us from including probable and possible reserves in filings with the SEC. Investors are urged to consider closely the disclosure in our Annual Report on 10-K for the fiscal year ended December 31, 2004.

	2004	2003
Proved reserve reconciliation (MM$):
Discounted cash flows pre tax	$174	$139
Discounted income tax	(35)	(31)
Discounted cash flows after tax	$139	$108

Australian Gas Basins and Pipelines

[GRAPHIC]

Overview of Comet Ridge Field

[GRAPHIC]

Field Overview

•                  Tipperary (operator) holds 75.25% interest in the field

•                  Comet Ridge discovered 1994

• Proven deliverability with over 8 years of production history

• 50 wells currently selling 27 MMcf/d

• 32 wells awaiting hookup

• 11 wells planned 2005

• 3 horizontal wells

Reserve Summary

	Reserves	% of Region	Capex	PV10
Category	Bcf	Total Proved	$MM	$MM
PDP	82	14%	$1	$56
PDNP	52	9%	2	32
PUD	444	77%	88	108
Proved Costs	—	—	15	(22)
Total Proved	578	100%	$106	$174
Probable	787		176	175
Possible	2480		435	494
Comet Ridge Total	3,845		$717	$843

Eastern Australia Projected Gas
Supply and Demand Comparison

Eastern Australia (excluding NT)

Gas Supply / Demand 2005 - 2015 comparison

[CHART]

Source:  ABARE, ACIL Tasman and the Company projections

Gas Markets

•                  ENERGEX

•                  QFAL

•                  OERL

•                  Orica

•                  Santos

•                  CS Energy

•                  Other

Summary of Tipperary’s
Annual Contracted Volumes

Tipperary Existing Contracts and Identified Sales Opportunities

[CHART]

Total Fairview Production

Energy Sold, Mcf/Day

[CHART]

Highlights of Australia
2005 Development Plan

•                  Complete Southern Gathering System

•                  Drill Three Horizontal Wells

•                  Obtain New Seismic in Petroleum Leases

•                  Drill 11 Development Wells

•                  Set 3,600 hp Compression, 15MMcf/d Capacity

•                  Increase Sales Capacity to 45 MMcf/d

•                  Capital Budget U.S. $20 million

Economics
Comet Ridge Development

From the Form 10-K Standardized Measure Disclosures at December 31, 2004:

	US $ (000)	US $ / mcf
Future Revenue	$1,079,348	$1.87
Less Future Production Cost	(300,103)	(.52)
Less Future Development Cost	(106,228)	(.18)
Net Cash Flow (before tax)	$673,017	$1.17

Discounted Cash Flow (after tax)	$138,946	$.24

Overview of Domestic Strategy

•                  Starting in 2001 Company began to focus its domestic operations on assembling large scale natural gas exploration plays in the Rocky Mountain region

•                  Over the last three years Tipperary has successfully leased over 625,000 acres in Colorado and Nebraska

•                  Strategy of identifying prospects with significant running room and opportunistically recouping investment by selling down its interest to respected industry partners on favorable terms

•                  Current project partners include:

•                  Koch Exploration (Lay Creek)

•                  Houston Exploration (Frenchman / Republican)

•                  Western Gas Resources (Stateline)

Colorado & Western Nebraska Activity

[GRAPHIC]

Overview of Frenchman

[GRAPHIC]

Field Overview

•                  Tipperary holds 25% WI; Partner with Houston Exploration (75% WI, operator)

•                  Active Drilling Program

•                  7 100% Tipperary wells completed

•                  10 100% Tipperary wells planned for 2005

•                  Gas sales to commence April 2005

•                  Initial rates of 1.7 MMcf/d

•                  Expect 3.0 MMcf/d by August 2005

•                  Future 3-D shoot planned fall 2005

Reserve Summary

	Reserves	% of Project	Capex	PV10
Category	MMcf	Total Proved	$M	$M
PDNP	1,596	55%	$60	$4,228
PUD	1,331	45%	1,540	1,734
Proved Costs	—	—	595	(1,444)
Total Proved	2,927	100%	$2,195	$4,518
PROB	288		470	259
POSS	14,276		11,789	21,870
Frenchman Total	17,491		$14,454	$26,646

Overview of Republican

[GRAPHIC]

Field Overview

•                  Tipperary holds 20% WI; Partner with Houston Exploration (80%, operator)

•                  Active Drilling Program

•                  25 wells completed

•                  22 additional wells planned with AFE approval

•                  Gathering System construction to be completed by 2Q’05

•                  Currently processing 155 square mile 3-D shoot

• 12 new locations already identified

•                  Expect first gas sales by June 2005 at 750 Mcf/d net to Tipperary

Reserve Summary

	Reserves	% of Project	Capex	PV10
Category	MMcf	Total Proved	$M	$M
PDNP	303	66%	$10	$569
PUD	157	34%	135	201
Proved Costs	—	—	24	(3)
Total Proved	460	100%	$169	$767
PROB	239		192	311
POSS	11,986		10,176	17,094
Republican Total	12,685		$10,537	$18,172

Overview of Lay Creek

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Field Overview

•                  Tipperary holds 50% WI; Partner with Koch (50% WI, operator)

•                  Active CBM Dewatering Program

•                  16 Niobrara, 6 Frontier locations identified with 2-D Seismic

•                  Receiving third party proposals which include cash and carry-on wells / seismic

•                  Deep drilling in the area by Stephens Energy

•                  Recent discovery in Niobrara at 150 Bbls per day

•                  February Colorado lease sale results were $500–900 per acre

Reserve Summary

	Reserves	Capex	PV10
Category	Bcfe	$MM	$MM
PROB	221	$65	$161

Overview of Stateline

[GRAPHIC]

Field Overview

•                  Tipperary holds 25% WI; Partner with Western Gas (75% WI, operator)

•                  Offsets Active Drilling Program

•                  On trend with 17 new wells drilled by Western Gas

•                  Processing 27 square mile 3-D shoot

•                  Expect drilling in 2Q’05

Reserve Summary

	Reserves	Capex	PV10
Category	Bcf	$MM	$MM
POSS	10	$9	$14

Overview of Sand Hill

[GRAPHIC]

Field Overview

•                  Tipperary holds 100% ownership in the field

•                  2-D Seismic Identified Deep Lansing Oil Location

•                  Barrett-Berry currently drilling horizontal Niobrara wells to the south

Reserve Summary

	Reserves	Capex	PV10
Category	Bcf	$MM	$MM
POSS	19	$16	$27

Tipperary’s Plans

•                  Increase Comet Ridge gas production and sign additional sales contracts

•                  Evaluate substantial U.S. acreage position with industry partners

•                  Create and increase proved gas reserves in Australia and the United States

Financing

•                  Slough Estates USA has initiated a process to sell all of its Tipperary holdings – represented by Petrie Parkman

•                  Tipperary’s independent directors engaged investment banker Houlihan Lokey Howard & Zukin to assist and advise the non-Slough directors

•                  The process is underway

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